AMENDMENT
                                       TO
                  INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT
                                    BETWEEN
                                JNL SERIES TRUST
                                      AND
                     JACKSON NATIONAL ASSET MANAGEMENT, LLC


This AMENDMENT is made as of December 31, 2010, by and between JNL SERIES TRUST, a Massachusetts business trust ("Trust") and JACKSON NATIONAL ASSET MANAGEMENT, LLC, a Michigan limited liability company ("Adviser").

WHEREAS, the Trust and the Adviser are parties to an Investment Advisory and Management Agreement dated January 31, 2001 ("Agreement").

WHEREAS, the parties wish to amend Schedule A and Schedule B of the Agreement to add the following new fund of the Trust: JNL/PPM America Floating Rate Income Fund.

NOW THEREFORE, in consideration of the mutual covenants contained herein and for other good and valuable consideration, the Trust and the Adviser agree as follows:

1.	Schedule A to the Agreement is hereby deleted and replaced in its entirety with Schedule A dated December 31, 2010, attached hereto.

2.	Schedule B to the Agreement is hereby deleted and replaced in its entirety with Schedule B dated December 31, 2010, attached hereto.

3.	This Amendment may be executed in two or more counterparts, which together shall constitute one document.


IN WITNESS WHEREOF, the Adviser and the Trust have caused this Amendment to be executed as of this 31st day of December, 2010.


JNL SERIES TRUST	                    JACKSON NATIONAL ASSET MANAGEMENT, LLC

By: /s/ Susan S. Rhee                    	By: /s/ Mark D. Nerud
Name: Susan S. Rhee	                         Name:	Mark D. Nerud
Title: Vice President, Counsel, 	          Title:	President and CEO
       and Secretary

                                   SCHEDULE A

                            DATED DECEMBER 31, 2010
                                (List of Funds)

JNL/American Funds Blue Chip Income and Growth Fund
JNL/American Funds Global Bond Fund
JNL/American Funds Global Small Capitalization Fund
JNL/American Funds Growth-Income Fund
JNL/American Funds International Fund
JNL/American Funds New World Fund
JNL/BlackRock Commodity Securities Fund
JNL/BlackRock Global Allocation Fund
JNL/Capital Guardian U.S. Growth Equity Fund
JNL/Capital Guardian Global Diversified Research Fund
JNL/Capital Guardian Global Balanced Fund
JNL/Eagle Core Equity Fund
JNL/Eagle SmallCap Equity Fund
JNL/Franklin Templeton Founding Strategy Fund
JNL/Franklin Templeton Global Growth Fund
JNL/Franklin Templeton Income Fund
JNL/Franklin Templeton International Small Cap Growth Fund
JNL/Franklin Templeton Mutual Shares Fund
JNL/Franklin Templeton Small Cap Value Fund
JNL/Goldman Sachs Core Plus Bond Fund
JNL/Goldman Sachs Emerging Markets Debt Fund
JNL/Goldman Sachs Mid Cap Value Fund
JNL/Goldman Sachs U.S. Equity Flex Fund
JNL Institutional Alt 20 Fund
JNL Institutional Alt 35 Fund
JNL Institutional Alt 50 Fund
JNL Institutional Alt 65 Fund
JNL/Invesco International Growth Fund
JNL/Invesco Large Cap Growth Fund
JNL/Invesco Global Real Estate Fund
JNL/Invesco Small Cap Growth Fund
JNL/Ivy Asset Strategy Fund
JNL/JPMorgan International Value Fund
JNL/JPMorgan MidCap Growth Fund
JNL/JPMorgan U.S. Government & Quality Bond Fund
JNL/Lazard Emerging Markets Fund
JNL/Lazard Mid Cap Equity Fund
JNL/M&G Global Basics Fund
JNL/M&G Global Leaders Fund
JNL/Mellon Capital Management Bond Index Fund
JNL/Mellon Capital Management Global Alpha Fund
JNL/Mellon Capital Management European 30 Fund
JNL/Mellon Capital Management Index 5 Fund
JNL/Mellon Capital Management International Index Fund
JNL/Mellon Capital Management Pacific Rim 30 Fund
JNL/Mellon Capital Management Small Cap Index Fund
JNL/Mellon Capital Management 10 x 10 Fund
JNL/Mellon Capital Management S&P 500 Index Fund
JNL/Mellon Capital Management S&P 400 MidCap Index Fund
JNL/Oppenheimer Global Growth Fund
JNL/PAM Asia ex-Japan Fund
JNL/PAM China-India Fund
JNL/PIMCO Real Return Fund
JNL/PIMCO Total Return Bond Fund
JNL/PPM America Floating Rate Income Fund
JNL/PPM America High Yield Bond Fund
JNL/PPM America Mid Cap Value Fund
JNL/PPM America Small Cap Value Fund
JNL/PPM America Value Equity Fund
JNL/Red Rocks Listed Private Equity Fund
JNL/Select Balanced Fund
JNL/Select Money Market Fund
JNL/Select Value Fund
JNL/Select Value Fund
JNL/T. Rowe Price Established Growth Fund
JNL/T. Rowe Price Mid-Cap Growth Fund
JNL/T. Rowe Price Short-Term Bond Fund
JNL/T. Rowe Price Value Fund
JNL/S&P Managed Growth Fund
JNL/S&P Managed Conservative Fund
JNL/S&P Managed Moderate Growth Fund
JNL/S&P Managed Moderate Fund
JNL/S&P Managed Aggressive Growth Fund
JNL/S&P Disciplined Moderate Fund
JNL/S&P Disciplined Moderate Growth Fund
JNL/S&P Disciplined Growth Fund
JNL/S&P Competitive Advantage Fund
JNL/S&P Dividend Income & Growth Fund
JNL/S&P Intrinsic Value Fund
JNL/S&P Total Yield Fund
JNL/S&P 4 Fund

                                   SCHEDULE B
                            DATED DECEMBER 31, 2010
                                 (Compensation)

FUND                         	ASSETS                         ADVISORY FEE
                                                       (Annual Rate Based on
                                                       Average Net Assets of
                                                               each Fund)

JNL/American Funds Blue
Chip Income and Growth Fund $0 to $1 billion                    .70%
                            Over $1 billion                     .65%

JNL/American Funds Global
Bond Fund                   $0 to $1 billion                    .70%
                            Over $1 billion                     .65%

JNL/American Funds Global
Small Capitalization Fund   $0 to $1 billion                    .75%
                            Over $1 billion                     .70%

JNL/American Funds
Growth-Income Fund          $0 to $1 billion	                   .70%
                            Over $1 billion                     .65%

JNL/American Funds
International Fund          $0 to $1 billion                    .85%
                            Over $1 billion                     .80%

JNL/American Funds
New World Fund              $0 to $1 billion                   1.05%
                            Over $1 billion                    1.00%

JNL/BlackRock Commodity
Securities Fund             $0 to $300 million                  .70%
                            Over $300 million                   .60%

JNL/BlackRock Global
Allocation Fund             $0 to $1 billion                    .90%
                            Over $1 billion                     .85%

JNL/Capital Guardian
U.S. Growth Equity Fund     $0 to $150 million                  .70%
                            $150 million to $500 million        .65%
                            $500 million to $750 million        .60%
                            Over $750 million                   .55%

JNL/Capital Guardian Global
Diversified Research Fund   $0 to $150 million                  .75%
                            $150 million to $500 million        .70%
                            $500 million to $750 million        .65%
                            Over $750 million                   .60%

JNL/Capital Guardian Global
Balanced Fund               $0 to $500 million                  .65%
                            Over $500 million                   .60%

JNL/Eagle Core Equity Fund  $0 to $100 million                  .65%
                            $100 million to $300 million        .60%
                            Over $300 million                   .55%

JNL/Eagle SmallCap Equity
Fund	                       $0 to $100 million                  .75%
                            $100 million to $500 million        .70%
                            Over $500 million                   .65%

JNL/Franklin Templeton
Founding Strategy Fund      All Assets 	                          0%

JNL/Franklin Templeton
Global Growth Fund	        $0 to $300 million                  .75%
                            $300 million to $500 million        .65%
                            Over $500 million                   .60%

JNL/Franklin Templeton
Income Fund                 $0 to $100 million                  .80%
                            $100 million to $200 million        .75%
                            $200 million to $500 million        .65%
                            Over $500 million                   .60%

JNL/Franklin Templeton
International
Small Cap Growth Fund       $0 to $500 million                  .95%
                            Over $500 million                   .90%

JNL/Franklin Templeton
Mutual Shares Fund	        $0 to $500 million                  .75%
                            Over $500 million                   .70%

JNL/Franklin Templeton
Small Cap Value Fund        $0 to $200 million                  .85%
                            $200 million to $500 million        .77%
                            Over $500 million                   .75%

JNL/Goldman Sachs Core
Plus Bond Fund              $0 to $500 million                  .60%
                            Over $500 million                   .55%

JNL/Goldman Sachs Emerging
Markets Debt Fund           $0 to $200 million                  .75%
                            Over $200 million                   .70%

JNL/Goldman Sachs Mid Cap
Value Fund                  $0 to $100 million                  .75%
                            Over $100 million                   .70%

JNL/Goldman Sachs U.S.
Equity Flex Fund            $0 to $300 million                  .80%
                            Over $300 million                   .75%

JNL/Institutional
Alt 20 Fund                 $0 to $500 million                  .15%
                            Over $500 million                   .10%

JNL/Institutional
Alt 35 Fund                 $0 to $500 million                  .15%
                            Over $500 million                   .10%

JNL/Institutional
Alt 50 Fund                 $0 to $500 million                  .15%
                            Over $500 million                   .10%

JNL/Institutional
Alt 65 Fund                 $0 to $500 million                  .15%
                            Over $500 million                   .10%

JNL/Invesco International
Growth Fund                 $0 to $150 million                  .70%
                            $150 million to $500 million        .65%
                            Over $500 million                   .60%

JNL/Invesco Large Cap
Growth Fund                 $0 to $150 million                  .70%
                            Over $150 million                   .65%

JNL/Invesco Global
Real Estate Fund            $0 to $50 million                   .75%
                            Over $50 million                    .70%

JNL/Invesco Small Cap
Growth Fund                 $0 to $300 million                  .85%
                            Over $300 million                   .80%

JNL/Ivy Asset Strategy
Fund                        $0 to $500 million                  .90%
                            Over $500 million                   .85%

JNL/JPMorgan International
Value Fund                  $0 to $150 million                  .70%
                            $150 million to $500 million        .65%
                            Over $500 million                   .60%

JNL/JPMorgan MidCap Growth
Fund	                       $0 to $250 million                  .70%
                            $250 million to $750 million        .65%
                            $750 million to $1,500 million      .60%
                            Over $1,500 million                 .55%

JNL/JPMorgan U.S. Government
& Quality Bond Fund         $0 to $150 million                  .50%
                            $150 million to $300 million        .45%
                            $300 million to $500 million        .40%
                            Over $500 million                   .35%

JNL/Lazard Emerging
Markets Fund                $0 to $100 million                 1.00%
                            $100 million to $250 million        .90%
                            Over $250 million                   .85%

JNL/Lazard Mid Cap
Equity Fund                 $0 to $50 million                   .75%
                            $50 million to $250 million         .70%
                            Over $250 million                   .65%

JNL/M&G Global
Basics Fund                 $0 to $500 million                  .85%
                            Over $500 million                   .80%

JNL/M&G Global
Leaders Fund                $0 to $500 million                  .85%
                            Over $500 million                   .80%

JNL/Mellon Capital
Management Bond
Index Fund                  $0 to $500 million                  .30%
                            $500 million to $750 million        .25%
                            Over $750 million                   .24%

JNL/Mellon Capital
Management Global
Alpha Fund                  $0 to $500 million                 1.00%
                            Over $500 million                   .90%

JNL/Mellon Capital
Management European
30 Fund                     $0 to $50 million                   .37%
                            $50 to $100 million                 .31%
                            Over $100 million                   .28%

JNL/Mellon Capital
Management Index 5 Fund     All assets                            0%

JNL/Mellon Capital
Management International
Index Fund                  $0 to $500 million                  .30%
                            $500 million to $750 million        .25%
                            Over $750 million                   .24%

JNL/Mellon Capital
Management Pacific
Rim 30 Fund                 $0 to $50 million                   .37%
                            $50 to $100 million                 .31%
                            Over $100 million                   .28%

JNL/Mellon Capital
Management Small Cap
Index Fund                  $0 to $500 million                  .29%
                            $500 million to $750 million        .24%
                            Over $750 million                   .23%

JNL/Mellon Capital
Management 10 x 10 Fund     All assets	                          0%

JNL/Mellon Capital
Management S&P 500
Index Fund                  $0 to $500 million                  .29%
                            $500 million to $750 million        .24%
                            Over $750 million                   .23%

JNL/Mellon Capital
Management S&P 400
MidCap Index Fund           $0 to $500 million                  .29%
                            $500 million to $750 million        .24%
                            Over $750 million                   .23%

JNL/Oppenheimer
Global Growth Fund          $0 to $300 million                  .70%
                            Over $300 million                   .60%

JNL/PAM Asia
ex-Japan Fund               $0 to $500 million                  .90%
                            Over $500 million                   .85%

JNL/PAM China-India Fund    $0 to $500 million                  .90%
                            Over $500 million                   .85%

JNL/PIMCO Real Return Fund  $0 to $1 billion                    .50%
                            Over $1 billion                     .475%

JNL/PIMCO Total Return
Bond Fund                   All assets                          .50%

JNL/PPM America Floating
Rate Income Fund            $0 to $500 million                  .65%
                            Over $500 million                   .60%

JNL/PPM America High
Yield Bond Fund             $0 to $150 million                  .50%
                            $150 million to $500 million        .45%
                            Over $500 million                   .425%

JNL/PPM America Mid Cap
Value Fund                  $0 to $500 million                  .75%
                            Over $500 million                   .70%

JNL/PPM America Small
Cap Value Fund              $0 to $500 million                  .75%
                            Over $500 million                   .70%

JNL/PPM America Value
Equity Fund                 $0 to $300 million                  .55%
                            Over $300 million                   .50%

JNL/Red Rocks Listed
Private Equity Fund	        $0 to $200 million                  .85%
                            Over $200 million                   .80%

JNL/Select Balanced Fund	   $0 to $50 million                   .55%
                            $50 million to $150 million         .50%
                            $150 million to $300 million        .475%
                            $300 million to $500 million        .45%
                            Over $500 million                   .425%

JNL/Select Money
Market Fund	             $0 to $500 million                  0.28%
                            Over $500 million                   0.25%

JNL/Select Value Fund	   $0 to $300 million                   .55%
                            $300 million to $500 million         .50%
                            Over $500 million                    .45%

JNL/T. Rowe Price
Established Growth Fund	   $0 to $150 million                   .65%
                            $150 to $500 million                 .60%
                            Over $500 million                    .55%

JNL/T. Rowe Price
Mid-Cap Growth Fund	        $0 to $150 million                   .75%
                            Over $150 million                    .70%

JNL/T. Rowe Price
Short-Term Bond Fund        $0 to $250 million                   .45%
                            Over $250 million                    .40%

JNL/T. Rowe Price
Value Fund	             $0 to $150 million                   .70%
                            $150 to $500 million                 .65%
                            Over $500 million                    .60%

JNL/S&P Managed Growth Fund $0 to $500 million                   .13%
                            Over $500 million                    .08%

JNL/S&P Managed
Conservative Fund 	        $0 to $500 million                   .13%
                            Over $500 million                    .08%

JNL/S&P Managed
Moderate Growth Fund	   $0 to $500 million                   .13%
                            Over $500 million                    .08%

JNL/S&P Managed
Moderate Fund 	             $0 to $500 million                   .13%
                            Over $500 million                    .08%

JNL/S&P Managed Aggressive
Growth Fund 	             $0 to $500 million                   .13%
                            Over $500 million                    .08%

JNL/S&P Disciplined
Moderate Fund	             $0 to $500 million                   .13%
                            Over $500 million                    .08%

JNL/S&P Disciplined
Moderate Growth Fund	   $0 to $500 million                   .13%
                            Over $500 million                    .08%

JNL/S&P Disciplined
Growth Fund	             $0 to $500 million                   .13%
                            Over $500 million                    .08%

JNL/S&P Competitive
Advantage Fund	             $0 to $500 million                   .40%
                            Over $500 million                    .35%

JNL/S&P Dividend Income
& Growth Fund	             $0 to $500 million                   .40%
                            Over $500 million                    .35%

JNL/S&P Intrinsic
Value Fund	             $0 to $500 million                   .40%
                            Over $500 million                    .35%

JNL/S&P Total Yield Fund	   $0 to $500 million                   .40%
                            Over $500 million                    .35%

JNL/S&P 4 Fund	             All Assets                             0%